UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 28, 2005

MENTOR CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	0-7955	41-0950791
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Mentor Drive
Santa Barbara, California  93111
(Address of principal executive offices, including zip code)

(805) 879-6000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01       Other Events

On July 28, 2005 Mentor Corporation issued a press release announcing the receipt of a notification from the Food and Drug Administration that the Company's pre-market approval application for its silicone gel-filled breast implants is approvable, with conditions.  The press release is attached as Exhibit 99.1.

Item 9.01       Financial Statements and Exhibits

(a)     Financial statements of business acquired

         None

(b)     Pro forma financial information

         None

(c)     Exhibits

99.1	Press Release of Mentor Corporation announcing the receipt of approvable notification from the FDA for its silicone gel-filled breast implants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mentor Corporation

Date: August 2, 2005	By:	/s/ Joshua H. Levine
Joshua H. Levine Chief Executive Officer
Date: August 2, 2005	By:	/s/ Loren L. McFarland
Loren L. McFarland Chief Financial Officer

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